UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 12, 2023

PCTEL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-27115	77-0364943
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(630) 372-6800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PCTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on October 13, 2023, PCTEL, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amphenol Corporation, a Delaware corporation (“Parent”) and Hilltop Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. On December 12, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement filed with the Securities and Exchange Commission on November 9, 2023, which was first mailed to the Company’s stockholders on or around November 9, 2023.

As of the close of business on November 1, 2023, the record date for the Special Meeting, there were 19,353,641 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) outstanding and entitled to vote at the Special Meeting. 15,882,085 shares of Common Stock, representing approximately 82% of all of the issued and outstanding Common Stock entitled to vote, were represented at the Special Meeting. The tables below detail the final voting results for each proposal:

1.	The proposal to adopt the Merger Agreement (the “Merger Proposal”). The Company’s stockholders approved the Merger Proposal as follows:

For	Against	Abstained
15,807,836	65,813	8,436

2.

The proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”). The Company’s stockholders approved, on an advisory (non-binding) basis, the Advisory Compensation Proposal as follows:

For	Against	Abstained
15,151,422	663,413	67,250

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if deemed by the Board of Directors of the Company or any designee thereof necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the Special Meeting or any adjourning or postponement thereof to adopt the Merger Agreement (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, INC.

Date: December 12, 2023	By:	/s/ David Neumann
Name: David Neumann Title: Chief Executive Officer